SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 12, 2003

SED International Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

GEORGIA	0-16345	22-2715444

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4916 NORTH ROYAL ATLANTA DRIVE

TUCKER, GEORGIA 30085
(Address of principal executive offices)

(770) 491-8962

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name, former address and former fiscal year, if changed since last report)

SIGNATURE

Item 5. Other Events

Mr. Gerald Diamond, the Company’s founder, Chairman of the Board and Chief Executive Officer passed away on Thursday, June 12, 2003.

The Company’s Senior Management team, with the full support of the Board of Directors, will manage the Company’s business operations until such time a successor is named.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2003	SED INTERNATIONAL HOLDINGS, INC.

/s/ Philip Flynt

By: Philip Flynt, Chief Financial Officer